Summary of Significant Accounting Policies - Cash and cash equivalent (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Summary of Significant Accounting Policies
Cash and cash equivalents	¥ 38,425,541	$ 5,888,972	¥ 862,839		¥ 3,133,847
Restricted cash	78,010	11,956	82,507		57,012
Long-term restricted cash	41,547	6,367	44,523		33,528
Total	¥ 38,545,098	$ 5,907,295	¥ 989,869	$ 151,704	¥ 3,224,387	¥ 7,530,853